UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2025

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 14, 2025 (the “Closing Date”), Arch Resources, Inc., a Delaware corporation (“Arch” or the “Company”), completed its previously announced merger of equals transaction with CONSOL Energy Inc., a Delaware corporation (“CONSOL”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of August 20, 2024 (the “Merger Agreement”), by and among the Company, CONSOL and Mountain Range Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of CONSOL (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Arch (the “Merger”), with Arch continuing as the surviving corporation and as a wholly owned subsidiary of CONSOL.

Item 1.01	Entry into a Material Definitive Agreement.

On the Closing Date and in connection with the Merger, a subsidiary of the Company, Arch Receivable Company, LLC, as seller, another subsidiary of the Company, Arch Coal Sales Company, Inc., as initial servicer, PNC Bank, National Association, as administrator and issuer of letters of credit thereunder and the other parties party thereto, as securitization purchasers, entered into that certain Ninth Amendment to Third Amended and Restated Receivables Purchase Agreement (the “Amendment”), which amends that certain Third Amended and Restated Receivables Purchase Agreement, dated as of October 5, 2016, as amended (the “Receivables Purchase Agreement”). The Amendment permits the Receivables Purchase Agreement to remain outstanding following consummation of the Merger, including by amending the change of control provisions thereunder.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

On the Closing Date and in connection with the Merger, Arch terminated all outstanding obligations under (i) the Credit Agreement, dated as of February 8, 2024, by and among Arch, as borrower, the guarantors party thereto, the lenders from time to time party thereto and PNC Bank, National Association, in its capacity as administrative agent, as amended, and (ii) the Credit Agreement, dated as of April 27, 2017, by and among Arch and certain of its subsidiaries, as borrowers, the lenders from time to time party thereto and Regions Bank, in its capacities as administrative agent and as collateral agent, as amended.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, of Arch (together, “Arch Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was automatically converted into the right to receive 1.326 shares of common stock, par value $0.01 per share (the “Exchange Ratio”), of Core Natural Resources, Inc. (“Core”) (formerly known as CONSOL) (“Core Common Stock”).

At the Effective Time, CONSOL changed its name to “Core Natural Resources, Inc.” and retained CONSOL’s headquarters in Canonsburg, Pennsylvania, with CONSOL common stock continuing to trade on the New York Stock Exchange (the “NYSE”). In addition, in connection with the Merger, CONSOL changed its NYSE ticker symbol from “CEIX” to “CNR” and Core Common Stock is trading through a new CUSIP (218937100). Core Common Stock began trading under the new NYSE ticker symbol and CUSIP at the open of trading on January 15, 2025.

At the Effective Time, each restricted stock unit award of Arch that was outstanding immediately prior to the Effective Time fully vested, was cancelled and automatically converted into the right to receive, a number of shares of Core Common Stock equal to the product (rounded to the nearest whole number) of (x) the number of shares of Arch Common Stock subject to such award as of immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio. Also at the Effective Time, each performance-based restricted stock unit award of Arch that was outstanding immediately prior to the Effective Time fully vested, was cancelled and automatically converted into the right to receive a number of shares of Core Common Stock equal to the product (rounded to the nearest whole number) of (I) the number of shares of Arch Common Stock subject to such award as of immediately prior to the Effective Time equal to the greater of (x) 100% of the target number of shares of Arch Common Stock subject to the award and (y) the number of shares of Arch Common Stock subject to the portion of the award that would have vested as of the Effective Time based on actual achievement of the performance goals related to such award as of the Effective Time, multiplied by (II) the Exchange Ratio.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Merger, shares of Arch Common Stock were listed and traded on the NYSE under the trading symbol “ARCH.” Pursuant to the Merger Agreement, the Company notified the NYSE of the Merger and requested that the NYSE withdraw the listing of Arch Common Stock. Upon the Company’s request, on January 14, 2025, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Arch Common Stock and the deregistration of the Arch Common Stock under Section 12(b) of the Exchange Act. The trading of Arch Common Stock on the NYSE was suspended before the opening of the market on January 14, 2025, and the Arch Common Stock is no longer listed on the NYSE.

In addition, Arch intends to file with the SEC a Form 15 requesting that the reporting obligations of Arch under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, at the Effective Time, Arch became a wholly owned subsidiary of Core, with Core continuing as the surviving entity.

The information set forth under the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, all of the directors and officers of Arch prior to the Effective Time ceased to be directors and officers of Arch effective as of the Effective Time. As of the Effective Time, Messrs. Miteshkumar B. Thakkar and George J. Schuller Jr. and Ms. Rosemary L. Klein, who were members of the board of directors of Merger Sub immediately prior to the Effective Time, became members of Arch’s board of directors.

Each person designated as a director of Arch will serve as a director until such person’s successor has been appointed and qualified or elected or such person’s earlier death, resignation or removal in accordance with the organizational documents of Arch.

Other than as described above, there are no arrangements or understandings between Messrs. Thakkar or Schuller or Ms. Klein and the Company or any other person pursuant to which Messrs. Thakkar or Schuller or Ms. Klein was appointed as a director of the Company. There are no related party transactions between Messrs. Thakkar or Schuller or Ms. Klein and the Company that are required to be disclosed under Item 404(a) of Regulation S-K.

In addition, as of the Effective Time, each of the officers of Merger Sub immediately prior to the Effective Time became the officers of Arch, including the following individuals:

Miteshkumar B. Thakkar	President and Treasurer

George J. Schuller Jr.	Vice President

Rosemary L. Klein	Vice President and Corporate Secretary

Each such officer will serve until such officer’s successor is appointed or such officer’s earlier death, resignation, retirement, disqualification or removal in accordance with the organizational documents of the Company. Additional information relating to the executive officers is set forth below:

Miteshkumar B. Thakkar, 46, has served as President and Chief Financial Officer of Core since the Effective Time. He previously served as CONSOL’s President from January 19, 2023 until the Effective Time and as its Chief Financial Officer from June 2020 until the Effective Time. Prior to that, Mr. Thakkar served as CONSOL’s interim Chief Financial Officer from January 2020 until his appointment as Chief Financial Officer in June 2020.

George J. Schuller Jr., 61, has served as Senior Vice President and Chief Operating Officer of Core since the Effective Time. He previously served as Senior Vice President and Chief Operating Officer of Arch from March 2024 until the Effective Time. He joined Arch after serving as Chief Operations Officer of Compass Minerals, Inc., a publicly-held global provider of essential minerals for consumer, industrial and agricultural uses from September 2019 to February 2024.

Rosemary L. Klein, 57, has served as Senior Vice President, Chief Legal Officer and Corporate Secretary of Core since the Effective Time. She previously served as Senior Vice President — Law, General Counsel and Secretary of Arch from October 2020 until the Effective Time. Prior to that, she served as special counsel in Arch’s legal department since 2015.

Except as described above, there are no other arrangements or understandings between Messrs. Thakkar or Schuller or Ms. Klein and the Company or any other person pursuant to which Messrs. Thakkar or Schuller or Ms. Klein was selected as an officer of the Company. There are no family relationships between Messrs. Thakkar or Schuller or Ms. Klein and any director or executive officer of the Company. There are no related party transactions between Messrs. Thakkar or Schuller or Ms. Klein and the Company that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Arch’s Restated Certificate of Incorporation was amended and restated in accordance with the Merger Agreement, and the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of Arch (subject to certain exceptions as set forth in the Merger Agreement). Copies of the Amended and Restated Certificate of Incorporation of Arch and Amended and Restated Bylaws of Arch are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On January 14, 2025, Core issued a press release announcing the completion of the Merger. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Matters.

On January 13, 2025, CONSOL purchased an aggregate principal amount of $98.1 million of the outstanding (i) Solid Waste Disposal Facility Revenue Bonds (Arch Resources Project), Series 2020, and (ii) Solid Waste Disposal Facility Revenue Bonds (Arch Resources Project), Series 2021 (together, the “Arch Bonds”), which were issued by the West Virginia Economic Development Authority for the benefit of Arch. CONSOL also consented to the release of all liens, mortgages and security interests granted or purported to be granted pursuant to the security documents relating to the Arch Bonds and to the termination of all such security documents. The $98.1 million of Arch Bonds purchased by CONSOL on January 13, 2025 constitute all of the outstanding Arch Bonds.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated August 20, 2024, by and among Arch Resources, Inc., Mountain Range Merger Sub Inc. and CONSOL Energy Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 10-K filed August 21, 2024)
3.1	Amended and Restated Certificate of Incorporation of Arch Resources, Inc.
3.2	Amended and Restated Bylaws of Arch Resources, Inc.
10.1*	Ninth Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of January 14, 2024 among Arch Receivable Company, LLC, as seller, Arch Coal Sales Company, Inc., as servicer, PNC Bank, National Association as administrator and issuer of letters of credit thereunder and the other parties party thereto, as securitization purchasers.
99.1	Press Release, dated January 14, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

*	Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2025	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Vice President and Corporate Secretary